October 11, 2022 Announces the acquisitions of First Bancshares of Texas, Inc. and Lone Star State Bancshares, Inc. Exhibit 99.1

Important Information 2 Cautionary Notes on Forward Looking Statements “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates and projections about Prosperity and its subsidiaries. These forward-looking statements may include information about Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of each of the proposed transactions, and statements about the assumptions underlying any such statement, as well as expectations regarding the effects of the COVID-19 pandemic on Prosperity’s operating income, financial condition and cash flows. These forward‑looking statements are not guarantees of future performance and are based on expectations and assumptions Prosperity currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of Prosperity’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, Lone Star, First Bancshares or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstance that could give rise to the right of a party to terminate the Lone Star Agreement or the First Bancshares Agreement, as applicable, the outcome of any legal proceedings that may be instituted against Prosperity, Lone Star or First Bancshares, delays in completing either of the transactions, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of each of the transactions) or Lone Star shareholder approval or First Bancshares shareholder approval or to satisfy any of the other conditions to the transactions on a timely basis or at all, the possibility that the anticipated benefits of the transactions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the West Texas area and the West, North and Central Texas area where Lone Star and First Bancshares, respectively, do a majority of their respective business and Prosperity has a significant presence, the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transactions, Prosperity’s ability to complete the acquisition and integration of Lone Star and of First Bancshares successfully, and the dilution caused by Prosperity’s issuance of additional shares of its common stock in connection with the transactions. Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other factors are discussed in Prosperity’s Annual Report on Form 10-K for the year ended December 31, 2021, and other reports and statements Prosperity has filed with the Securities and Exchange Commission (“SEC”). Copies of the SEC filings for Prosperity may be downloaded from the Internet at no charge from http://www.prosperitybankusa.com.   Additional Information about the Lone Star Merger and Where to Find It In connection with the proposed merger of Lone Star into Prosperity, Prosperity will file with the SEC a registration statement on Form S-4 to register the shares of Prosperity common stock to be issued to the shareholders of Lone Star. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Lone Star seeking their approval of the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, LONE STAR AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Prosperity at http://www.prosperitybankusa.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199 or to Lone Star State Bancshares, Inc., 6220 Milwaukee Avenue, Lubbock, Texas 79424, Attention: Alan Lackey, (806) 771-7717.

Important Information (Continued) 3 Additional Information about the First Bancshares Merger and Where to Find It In connection with the proposed merger of First Bancshares into Prosperity, Prosperity will file with the SEC a registration statement on Form S-4 to register the shares of Prosperity common stock to be issued to the shareholders of First Bancshares. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of First Bancshares seeking their approval of the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, FIRST BANCSHARES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Prosperity at http://www.prosperitybankusa.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199 or to First Bancshares of Texas, Inc., 310 West Wall Street, Suite 1200, Midland, Texas 79701, Attention: Ken Burgess, (844) 322-8392. Participants in the Solicitation Prosperity, Lone Star and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Lone Star in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Prosperity, First Bancshares and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Bancshares in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Prosperity and its directors and executive officers may be found in the definitive proxy statement of Prosperity relating to its 2022 Annual Meeting of Shareholders filed with the SEC on March 14, 2022, and other documents filed by Prosperity with the SEC. These documents can be obtained free of charge from the sources described above. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Pro Forma Franchise Overview 4 Pro Forma Overview 1) Excludes impact of purchase accounting 2) Deposit information represented by FDIC data as of June 30, 2022 Source: S&P Capital IQ Pro Pro Forma Branch Footprint Adds significant scale to Prosperity’s presence in economically attractive West Texas markets Top 3 bank by pro forma deposit market share in Lubbock, Midland and Odessa MSAs(2) Bolsters presence in Texas Hill County market with entrance into Marble Falls, Horseshoe Bay and Fredericksburg Entrance into Amarillo and Wichita Falls

Bolstering Our Texas Franchise 5 https://lubbockeda.org/why-lubbock/ https://odessatex.com/why-odessa/ https://www.bea.gov/news/2021/personal-income-county-and-metropolitan-area-2020 Lubbock Midland/Odessa Hill Country(1) Wichita Falls $12.4 Billion Total MSA Deposits $13.2 Billion Combined MSAs Deposits $4.1 Billion Total Market Deposits $3.9 Billion Total MSA Deposits 329K MSA Population 361K Combined MSAs Population 100K Market Population 153K MSA Population Known as the “Hub City” of West Texas Diverse economy with exposure to manufacturing, agriculture, wholesale and retail trade services, education and healthcare Home to Texas Tech University, the second largest contiguous university campus in the United States Horseshoe Bay is home to fine dining, access to Lake LBJ, golf courses, and excellent resorts, and it has become a top 20 place to retire in Texas as ranked by niche.com Marble Falls economy is driven by tourism and natural resources including granite mining, limestone mining, and business services The economy in the region continues to diversify, with strong growth in the distribution, energy, medical, technology and manufacturing sectors Midland has the second highest personal income in the United States As the economic hub of upper North Texas, Wichita Falls boasts a resilient and diversified economy Wichita Falls is the home of Sheppard Air Force Base Market Deposits Market Share Market Rank Market Deposits Market Share Market Rank Market Deposits Market Share Market Rank Market Deposits Market Share Market Rank 5 3 5 1 12 6 NA 4 $1.5B 11.8% $452M 11.5% $255M 6.3% $2.2B 16.5% PB Pro Forma PB Pro Forma PB Pro Forma PB Pro Forma Note: Deposit information represented by FDIC data as of June 30, 2022 1) Defined as the Fredericksburg MSA, Burnett County and Llano County Source: S&P Capital IQ Pro, lubbockeda, Bureau of Economic Analysis, odessatex, niche

FirstCapital Bank of Texas Overview 6 Founded in 1998, First Bancshares of Texas is a pure-play Texas commercial banking franchise 16 full-service branches across 6 different markets located in North, West, and Central Texas Highly experienced management team with deep local knowledge and strong client relationships Company History 1998 2002 2007 2016 2017 2018 2019 FirstCapital Bank of Texas established in Midland in November 1998 Formation of First Bancshares of Texas and Entered Amarillo Entered Lubbock Entered Horseshoe Bay Purchase of Marble Falls branch and completed $45 million private placement of common stock Entered Fredericksburg Acquisition of Fidelity Bancshares in Wichita Falls and Dallas de novo $1.6 Billion Gross Loans $1.8 Billion Deposits 25% CAGR Assets Since 1998 89.2% Loans / Deposits 43.2% NIB Dep. / Deposits 10.5% Leverage Ratio 4.44% NIM 49.9% Efficiency Ratio 1.77% Core ROAA(1) 1) Excludes $369K one-time gain on sale of OREO realized in the second quarter of 2022 Source: S&P Capital IQ Pro and company materials 2Q-2022 Financial Highlights

7 Founded in 2007 – 100% organic growth story since single branch bank acquisition in 2008 5 locations across 5 different markets all located in West Texas $235 million average deposits per branch(1) Average senior management West Texas banking experience greater than 30 years Lone Star State Bank of Texas Overview Company History 2007 2007 2008 2008 2015 Lone Star State Bancshares established in Lubbock on December of 2007 De novo entrance into Odessa Acquisition of First of Brownfield Corporation De novo entrance into Big Spring De novo entrance into Midland $934 Million Gross Loans $1.2 Billion Deposits 20% CAGR Assets Since 2007 79.5% Loans / Deposits 42.9% NIB Dep. / Deposits 10.2% Leverage Ratio 3.24% NIM 49.4% Efficiency Ratio 1.32% ROAA(2) 2Q-2022 Financial Highlights 1) Deposit information represented by FDIC data as of June 30, 2022 2) 21% tax effect due to subchapter S corporate status Source: S&P Capital IQ Pro and company materials

Summary of Mergers 8 Purchase Price(1) Consideration Consideration Mix(1) Management Retention Required Approvals ~$342 million Approximately 73% stock / 27% cash 3,583,370 shares of PB stock $93,442,648 Cash Senior management and key producers retained with standard contracts Subject to approval by First Bancshares of Texas and Lone Star State Bancshares shareholders, as well as customary review and approvals by state and federal regulatory agencies Estimated Closing First Quarter 2023 ~$229 million Approximately 73% stock / 27% cash 2,376,182 shares of PB stock $64,053,717 Cash 1) Based on a PB stock price of $69.27 as of October 7, 2022

Transaction Overview & Financial Impact 9 1) Based on a PB stock price of $69.27 as of October 7, 2022 2) LSSB net income assumes a 21% tax effect due to subchapter S corporate status 3) Core EPS excludes accretable yield from Non-PCD rate marks, loan interest rate marks, HTM securities marks and AOCI marks 4) Core TBV impacts excludes accretable yield from loan interest rate marks, HTM security marks and AOCI marks

Key Modeling Assumptions 10 Cost Savings Credit Mark Pre-Tax Transaction Expenses Other Assumptions 25% of noninterest expense base 75% phased-in in year 2023 $17.1 million pre-tax merger expenses(1) Fully reflected in pro forma tangible book value per share at close $55.0 million gross loan mark, or 3.32% of total loans $27.5 million on PCD loans $27.5 million on non-PCD loans Accreted through earnings over 4 years $27.5 million Day-2 reserve allowance established $1 million reduction in pre-tax annual interchange revenue due to Durbin Amendment Other Purchase Accounting Adjustments $28.9 million of core deposit intangibles, or 2.0% of non-time deposits, amortized over 10 years AOCI write-down of $10.1 million accreted over 4 years $33.1 million loan interest rate mark, or 2.0% of total loans, accreted over 4 years 25% of noninterest expense base 75% phased-in in year 2023 $10.0 million pre-tax merger expenses(1) Fully reflected in pro forma tangible book value per share at close $17.1 million gross loan mark, or 1.75% of total loans $8.5 million on PCD loans $8.5 million on non-PCD loans Accreted through earnings over 4 years $8.5 million Day-2 reserve allowance established $500 thousand reduction in pre-tax annual interchange revenue due to Durbin Amendment $18.1 million of core deposit intangibles, or 2.0% of non-time deposits, amortized over 10 years AOCI write-down of $6.3 million accreted over 4 years $19.5 million loan interest rate mark, or 2.0% of total loans, accreted over 4 years 1) Includes $4 million in pre-tax PB merger related expenses allocated to each transaction, or $8 million in total

Prosperity Bancshares, Inc. Total Shareholder Return 11 Source: S&P Capital IQ Pro and Bloomberg Total shareholder return driven by our organic growth and successful M&A strategy. Prosperity has completed 28 M&A transactions since 2000. +1,231% +290% +281% 1 2 4 5 6 7 8 9 10 11 15 17 10 3 12 14 19 23 24 25 26 27 28 20 21 22 18 16 13 Prosperity (+1,231%) KBW Regional Bank Index (+290%) S&P 500 (+281%)

Appendix

Pro Forma Loan and Deposit Composition 13 Loan Portfolio Deposit Composition $18.2B PRO FORMA Pro Forma(1) Yield: 4.27% $1.59B Yield: 5.35% $0.93B Yield: 4.49% $20.7B Yield: 4.36% $29.9B Cost: 0.11% $1.78B Cost: 0.20% $1.17B Cost: 0.28% $32.9B Cost: 0.12% 1) Excludes impact of purchase accounting Source: S&P Capital IQ Pro

FirstCapital Bank of Texas Financial Highlights 14 1) Excludes realized (gains)/losses on sale of securities, OREO, and other one-time items including litigation and resolution expenses Source: S&P Capital IQ Pro and company management

Lone Star State Bank of West Texas Financial Highlights 15 1) Excludes realized (gains)/losses on sale of securities, OREO, and other one-time items 2) Assumes a 21% tax effect due to subchapter S corporate status Source: S&P Capital IQ Pro